Schedule of Investments
Thornburg Better World International Fund	June 30, 2020 (Unaudited)

	Issuer-Description	SHARES	VALUE
	Common Stock — 94.9%
	Banks — 2.9%
	Banks — 2.9%
[a]	DNB ASA	66,503	$ 878,162
	HDFC Bank Ltd.	28,000	395,485
	ING Groep N.V.	136,576	951,040
			2,224,687
	Capital Goods — 11.1%
	Construction & Engineering — 1.4%
	Vinci S.A.	11,541	1,063,237
	Electrical Equipment — 3.8%
	Prysmian SpA	48,849	1,131,663
	Schneider Electric SE	7,302	811,191
	Vestas Wind Systems A/S	10,038	1,022,189
	Industrial Conglomerates — 2.0%
	Siemens AG	13,084	1,539,958
	Machinery — 3.9%
	Alstom S.A.	34,466	1,603,500
[a]	Sandvik AB	33,340	622,920
	Weir Group plc	57,972	763,946
			8,558,604
	Commercial & Professional Services — 0.8%
	Commercial Services & Supplies — 0.8%
	Park24 Co. Ltd.	36,600	625,395
			625,395
	Consumer Durables & Apparel — 8.7%
	Household Durables — 3.2%
	Sony Corp.	36,462	2,493,498
	Textiles, Apparel & Luxury Goods — 5.5%
[a]	adidas AG	3,059	802,833
	Li Ning Co. Ltd.	414,500	1,315,618
	LVMH Moet Hennessy Louis Vuitton SE	3,068	1,346,013
[a]	Moncler SpA	19,045	728,356
			6,686,318
	Diversified Financials — 2.0%
	Capital Markets — 2.0%
	UBS Group AG	71,837	826,833
[a]	XP, Inc. Class A	16,441	690,686
			1,517,519
	Food, Beverage & Tobacco — 3.5%
	Food Products — 3.5%
[a]	Danone S.A.	13,727	949,395
[a]	Nomad Foods Ltd.	80,717	1,731,380
			2,680,775
	Health Care Equipment & Services — 5.8%
	Health Care Equipment & Supplies — 2.3%
	Hoya Corp.	10,617	1,008,849
	Terumo Corp.	20,845	787,853
	Health Care Providers & Services — 2.5%
[a]	Fresenius Medical Care AG & Co. KGaA	22,316	1,912,995
	Health Care Technology — 1.0%
	M3, Inc.	17,682	750,840
			4,460,537
	Household & Personal Products — 4.4%
	Household Products — 2.0%
	Reckitt Benckiser Group plc	17,222	1,585,973
	Personal Products — 2.4%

Schedule of Investments, Continued
Thornburg Better World International Fund	June 30, 2020 (Unaudited)

	Issuer-Description	SHARES	VALUE
	Kao Corp.	13,091	$ 1,035,398
[a]	L’Oreal S.A.	2,537	814,336
			3,435,707
	Insurance — 6.1%
	Insurance — 6.1%
	AIA Group Ltd.	193,405	1,804,165
[a]	AXA S.A.	64,077	1,339,887
	NN Group N.V.	45,997	1,545,160
			4,689,212
	Materials — 5.9%
	Chemicals — 2.8%
	Novozymes A/S Class B	16,726	967,120
	Sika AG	6,200	1,193,277
	Construction Materials — 1.9%
	CRH plc	42,082	1,433,955
	Paper & Forest Products — 1.2%
	Mondi plc	49,875	933,491
			4,527,843
	Media & Entertainment — 7.2%
	Entertainment — 2.7%
[a]	Netflix, Inc.	2,277	1,036,126
[a]	Ubisoft Entertainment S.A.	12,472	1,028,502
	Interactive Media & Services — 4.5%
	Tencent Holdings Ltd.	54,238	3,489,203
			5,553,831
	Pharmaceuticals, Biotechnology & Life Sciences — 6.2%
	Life Sciences Tools & Services — 2.6%
	Lonza Group AG	1,312	692,662
	Thermo Fisher Scientific, Inc.	3,537	1,281,596
	Pharmaceuticals — 3.6%
	Roche Holding AG	3,430	1,188,707
	Takeda Pharmaceutical Co. Ltd.	45,100	1,607,269
			4,770,234
	Real Estate — 0.8%
	Equity Real Estate Investment Trusts — 0.8%
	Equinix, Inc.	925	649,627
			649,627
	Retailing — 8.4%
	Internet & Direct Marketing Retail — 6.7%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	14,856	3,204,439
[a]	Meituan Dianping Class B	89,100	1,976,168
	Multiline Retail — 1.7%
	B&M European Value Retail S.A.	268,674	1,323,334
			6,503,941
	Semiconductors & Semiconductor Equipment — 5.4%
	Semiconductors & Semiconductor Equipment — 5.4%
	ASML Holding N.V.	3,357	1,232,932
	Infineon Technologies AG	74,656	1,750,911
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	21,529	1,222,202
			4,206,045
	Software & Services — 3.9%
	Information Technology Services — 1.9%
	Visa, Inc. Class A	7,698	1,487,023
	Software — 2.0%
	SAP SE	11,113	1,552,191
			3,039,214
	Technology Hardware & Equipment — 3.6%

Schedule of Investments, Continued
Thornburg Better World International Fund	June 30, 2020 (Unaudited)

	Issuer-Description	SHARES	VALUE
	Electronic Equipment, Instruments & Components — 3.6%
[a]	Hexagon AB Class B	17,380	$ 1,014,651
	Luxshare Precision Industry Co. Ltd. Class A	105,037	762,450
	Murata Manufacturing Co. Ltd.	17,900	1,047,061
			2,824,162
	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
	Deutsche Telekom AG	82,517	1,385,518
	Orange S.A.	81,326	972,631
			2,358,149
	Transportation — 0.7%
	Transportation Infrastructure — 0.7%
	Shanghai International Airport Co. Ltd. Class A	55,077	561,117
			561,117
	Utilities — 4.5%
	Electric Utilities — 3.0%
	Enel SpA	267,133	2,304,351
	Multi-Utilities — 1.5%
	E.ON SE	102,089	1,148,690
			3,453,041
	Total Common Stock (Cost $64,098,588)		73,325,958
	Short-Term Investments — 5.4%
[b]	Thornburg Capital Management Fund	417,898	4,178,976
	Total Short-Term Investments (Cost $4,178,976)		4,178,976
	Total Investments — 100.3% (Cost $68,277,564)		$77,504,934
	Liabilities Net of Other Assets — (0.3)%		(263,129)
	Net Assets — 100.0%		$77,241,805

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg Better World International Fund	June 30, 2020 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the "Audit Committee") to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg Better World International Fund	June 30, 2020 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the Financial Accounting Standards Board (the "FASB"). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.